UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2020, the Board of Directors (the “Board”) of Rekor Systems, Inc. (the “Company”) adopted resolutions of the Board to ratify, approve and recommend stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as previously amended, to revise Article IV, Section 4.1 thereof in order to effect an increase in the authorized number of shares of the Company’s Common Stock, par value $0.0001 per share, from 30,000,000 to 100,000,000 (the “Amendment”). On February 21, 2020, the Company received approval of the Amendment by written consent in lieu of a meeting from the holders of a majority of issued and outstanding shares of the Company’s Common Stock. The holders of the Company’s Series A Preferred Stock and Series B Preferred Stock were not entitled to vote on the Amendment.

The Amendment is described in the Company’s Definitive Information Statement filed with the Securities and Exchange Commission on February 21, 2020 (the “Information Statement”). This description of the Amendment is qualified in its entirety by reference to the text of the Second Certificate of Amendment of the Amended and Restated Certificate of Incorporation, as previously amended (the “Certificate of Amendment”), which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Amendment became effective upon filing the Certificate of Amendment with the Secretary of State of the State of Delaware on March 18, 2020

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed herewith:

ExhibitNumber	Description
3.1	Second Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Rekor Systems, Inc., dated March 18, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: March 18, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer